NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of April 21, 2016, is entered into by and between Typenex Co-Investment, LLC, a Utah limited liability company (formerly Typenex Co-Investment, LLC, an Illinois limited liability company) (the “Seller”), and The Dove Foundation, a charitable trust formed under the laws of the State of Illinois (the “Buyer”), for the purchase by the Buyer of a certain Secured Convertible Promissory Note held by the Seller as described below.

RECITALS

A.

Effective July 24, 2013, the Seller purchased that certain Secured Convertible Promissory Note in the face amount of $362,500.00 (the “Note”) made by Real Estate Contacts, Inc., a Florida corporation (the “Company”), to the order of the Seller, a copy of which is attached hereto as Exhibit A.

B.

The Seller and the Company also entered into certain additional documentation in connection with the Note (the “Purchase Documents”) dated July 24, 2013, copies of which Purchase Documents are attached hereto as Exhibit  B.

C.

Upon the terms and conditions set forth in this Agreement, the Seller proposes to sell, transfer and assign to the Buyer, and the Buyer agrees to purchase from the Seller, the Note and all of the Seller’s rights under the Purchase Documents for the consideration set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms have the meanings indicated:

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

“Closing” has the meaning set forth in Section 2.3 of this Agreement.

“Governmental Authority” means any federal, state, municipal, local, foreign or other judicial, administrative, legislative or regulatory agency, department or commission, tribunal, arbitration panel, commission or other governmental or quasi-governmental authority, paristatal agency or dispute-resolving body of competent jurisdiction or other similar entity (including any branch, department or official thereof).

“Lien” means any mortgage, title defect or objection, judgment, claim, charge, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever.

“Purchase Price” means $5,000.00.

“Orders” means any judgment, injunction, writ, award, decree or order of any nature.

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Requirement of Law” means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ARTICLE II

PURCHASE OF NOTE

2.1 Purchase and Sale of the Note and Purchase Documents. Subject to the terms and conditions set forth herein, the Seller agrees to sell, transfer and assign to the Buyer, and the Buyer agrees to purchase from the Seller, the Note and the Purchase Documents for the Purchase Price.

2.2 Payment of the Purchase Price. The Buyer shall pay the Purchase Price via wire transfer of immediately available funds.

2.3 Closing. The closing of the sale and purchase of the Note and the Purchase Documents (the “Closing”) shall take place simultaneously with the execution of this Agreement. At the Closing, the Buyer shall wire the Purchase Price for the Note and the Purchase Documents to the Seller and the Seller and the Buyer shall execute the Assignment and Assumption Agreement attached hereto as Exhibit C (the “Assignment”) providing for the assignment of the Note and the Purchase Documents by the Seller to the Buyer and the assumption of the Seller’s obligations thereunder by the Buyer.

2.4 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

2.5 Sale and Transfer Taxes. Any taxes and any transfer, recording or similar fees and charges arising out of or in connection with the transfer of the Note contemplated by this Agreement shall be borne by the Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Buyer, as of the date of this Agreement, as follows:

3.1 Legal Capacity; Existence and Power. The Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Utah, with the requisite power and authority to enter into this Agreement and perform its obligations hereunder and each other document contemplated hereby to which the Seller is or will be a party and to consummate the transactions contemplated hereby and thereby.

3.2 Authorization; No Contravention. The execution, delivery and performance by the Seller of this Agreement and the transactions contemplated hereby and thereby (a) has been duly authorized by all necessary officers of the Seller, (b) does not contravene the terms of the Seller’s organizational documents, or any amendment thereof, (c) does not materially violate, conflict with or result in any material breach or contravention of, or the creation of any Lien under, any contractual obligation of the Seller or any Requirement of Law applicable to the Seller, and (d) to the knowledge of the Seller, does not materially violate any Orders of any Governmental Authority against, or binding upon, the Seller.

3.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Seller, of this Agreement.

3.4 Binding Effect. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

3.5 Ownership of Note. The Seller is the sole owner of the Note, has good and marketable title thereto, free and clear of any and all Liens, and has the sole and unrestricted right to sell and/or transfer the Note. The Seller has not, and will not, at any time transfer any part of the Note to any Person other than to the Buyer pursuant to the terms of this Agreement, and no Person other than the Seller or the Buyer has any rights in, rights to acquire, or obtain a Lien against the Note. Upon the Seller’s transfer of the Note to the Buyer, the Buyer will have good and unencumbered title to the Note, free and clear of any and all Liens.

3.6 No Affiliate Status.  The Seller is not and has not at any time been an “Affiliate,” as that term is defined in the Securities Act, of the Company.

3.7 Note. The Note represents a valid, enforceable and binding obligation of the Company. The Note has not been amended, modified or altered since the date of issuance.

3.9 Chain of Title. The Note has not been sold, transferred, assigned, exchanged, pledged, hypothecated or encumbered in any way, whether by the Company, the Seller or by any other person.

3.10 Proceeds of the Purchase. The Seller shall retain the proceeds it receives for the Note for its own use and such proceeds shall not be remitted to the Company, either directly or indirectly, for any reason.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer hereby represents and warrants, as of the date of this Agreement, to the Seller as follows:

4.1 Existence and Power. The Buyer has full power, authority and legal right and capacity to enter into and perform the Buyer’s obligations under this Agreement and each other document contemplated hereby to which the Buyer is or will be a party and to consummate the transactions contemplated hereby and thereby.

4.2 Authorization; No Contravention. The execution, delivery and performance by the Buyer of this Agreement and the transactions contemplated hereby and thereby (a) does not materially violate, conflict with or result in any material breach or contravention of, or the creation of any Lien under, any contractual obligation of the Buyer or any Requirement of Law applicable to the Buyer, and (b) to the knowledge of the Buyer, does not materially violate any Orders of any Governmental Authority against, or binding upon, the Buyer.

4.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Buyer, of this Agreement.

4.4 Binding Effect. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

 4.5 Restricted Securities. The Buyer understands that the Note will not be registered at the time of purchase under the Securities Act.

4.6 Accredited Investor. The Buyer is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

4.7 Disclosure of Information. The Buyer has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to enter into this Agreement, and the Buyer has had an opportunity to ask questions and receive answers from the Company and its officers concerning the Company’s financial situation, business, prospects, and any other matter that the Buyer has deemed relevant or important in determining whether to enter into this Agreement. Among other things, the Buyer is aware that the Company’s business prospects are speculative. The Buyer has had the opportunity to consult with counsel of its choosing with respect to this Agreement and the Note. No representations or warranties have been made to the Buyer by the Seller, or any of its officers, employees, agents, sub-agents, affiliates or subsidiaries, other than the representations of the Seller contained herein, and in purchasing the Note hereunder, the Buyer is not relying upon any representations of the Seller other than those contained herein.

4.8 Investment Risk. The Buyer is aware that its purchase of the Note pursuant to this Agreement is a speculative investment that is subject to the risk of complete loss. The Buyer is able, without impairing the Buyer’s financial condition, to suffer a complete loss of such investment in the Company.

4.9 No Affiliate Status.  The Buyer is not and has not at any time been an “Affiliate,” as that term is defined in the Securities Act, of the Seller or any of its officers, directors, or employees.

ARTICLE V

MISCELLANEOUS

5.1 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.

5.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, email, facsimile, courier service or personal delivery:

if to the Seller:

Typenex Co-Investment, LLC

Attn: John M. Fife

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

with a copy, which shall not constitute notice, to:

Hansen Black Anderson Ashcraft PLLC

Attn: Jonathan K. Hansen

3051 West Maple Loop Drive, Suite 325

Lehi, Utah 84043

if to the Buyer:

The Dove Foundation

Attn: James M. Delahunt

4783 Lake Valley Drive, #2A

Lisle, Illinois 60532

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

5.3 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

5.4 Assignments. This Agreement may not be assigned by either party without the prior written consent of the other party.

5.5 Amendment and Waiver. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Seller or the Buyer from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by the Seller and the Buyer and (b) only in the specific instance and for the specific purpose for which made or given.

5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any telecopy or electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

5.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.8 Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

5.9 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

5.10 Entire Agreement. This Agreement, the Assignment, and any other agreement executed in connection herewith or contemplated hereby is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

5.11 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the Exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Utah without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah.  In furtherance of the foregoing, the internal law of the State of Utah shall control the interpretation and construction of this Agreement (and all Exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

 5.12 Venue. Each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in any proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.  Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing.

5.13  Attorneys’ Fees. If any action at law or in equity is brought by a party to enforce or interpret the terms of this Agreement, the Prevailing Party shall be entitled to reasonable attorneys’ fees, costs and disbursements, in addition to any other relief to which such party may be entitled. “Prevailing Party” shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction

5.14 No Third-Party Beneficiary. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

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EXHIBITS:

Exhibit A – Note

Exhibit B – Purchase Documents

Exhibit C – Assignment and Assumption Agreement

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

SELLER:

TYPENEX CO-INVESTMENT, LLC

By: Red Cliffs Investments, Inc., its manager

By:	/s/ John M. Fife
John M. Fife, President

BUYER:

THE DOVE FOUNDATION

By:	/s/ James M. Delahunt
James M. Delahunt, Trustee

COMPANY CONSENT

By signing below, the Company acknowledges and consents to this Agreement. Without limiting the foregoing, the Company specifically (1) agrees that as of the date hereof, the Outstanding Balance (as defined in the Note) of the Note is $141,847.73, (2) consents to the sale and purchase of the Note pursuant to the terms of this Agreement, (3) acknowledges and agrees that the Note is in full force and effect, and (4) acknowledges and agrees that the Company’s execution hereof is a material inducement to Buyer and Seller entering into this Agreement and consummating the transactions contemplated hereby.

REAL ESTATE CONTACTS, INC.

By:	/s/ Robert DeAngelis
Name:	Robert DeAngelis
Titles:	CEO

[Signature Page to Note Purchase Agreement]